UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      October 27, 2005

THE SCOTTS MIRACLE-GRO COMPANY

(Exact name of registrant as specified in its charter)

OHIO	1-13292	31-1414921

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14111 SCOTTSLAWN RD MARYSVILLE, OHIO		43041

(Address of principal executive offices)		(Zip Code)

(937) 644-0011

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operation and Financial Condition.

     On October 27, 2005, The Scotts Miracle-Gro Company issued a News Release concerning information regarding its results of operations and financial condition for the three and twelve month periods ended September 30, 2005. The News Release is attached hereto as Exhibit 99.1.

     The press release includes the following non-GAAP financial measures as defined in Regulation G: (1) adjusted net income or loss, (2) adjusted diluted income or loss per share, (3) EBITDA and (4) adjusted EBITDA. The Registrant’s management believes that the disclosure of these non-GAAP financial measures provides useful information to investors or other users of the financial statements, such as lenders. As to adjusted net income or loss, adjusted EBITDA and adjusted diluted income or loss per share, restructuring and other charges are excluded as these items typically relate to costs or gains for discrete projects or transactions related to the closure, downsizing or divestiture of certain operations that are apart from and not indicative of the results of the operations of the business. Also excluded from adjusted net income and adjusted diluted income per share are the costs incurred to refinance the long term debt of The Scotts Miracle-Gro Company, loss on impairment of intangibles, and a one-time charge resulting from recording a liability for the outstanding balance of the deferred contribution amounts payable to Monsanto under the Roundup agreement. EBITDA and adjusted EBITDA are provided as a convenience to the Registrant’s lenders because EBITDA is a component of certain debt compliance covenants. The Registrant makes no representation or assertion that EBITDA or adjusted EBITDA are indicative of its cash flows from operations or results of operations. The Registrant has provided a reconciliation of EBITDA to income from operations solely for the purpose of complying with Regulation G and not as an indication that EBITDA is a substitute measure for income from operations.

Item 7.01.      Regulation FD Disclosure.

     On October 27, 2005, The Scotts Miracle-Gro Company (the "Company") issued a press release announcing the declaration of a quarterly cash dividend, approval of a $500 million share repurchase program as well as a 2-for-1 stock split.

     A copy of the press release is furnished herewith and incorporated by reference as Exhibit 99.1.

Section 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements of business acquired
Not applicable

(b)	Pro Forma Financial Information
Not applicable

(c)	Shell Company transactions:
Not applicable

(d)	Exhibits:

Exhibit No.	Description
99.1	News Release issued on October 27, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY
By:	/s/ Christopher L. Nagel
Christopher L. Nagel
Executive Vice President and Chief Financial Officer

Date: October 27, 2005

Exhibit Index

Exhibit No.	Description
99.1	News Release issued on October 27, 2005